                                                                  EXHIBIT 99.1

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

            The following unaudited condensed consolidated pro forma statements of income of Cornerstone Properties Inc. and subsidiaries ("Cornerstone") give effect to (i) the acquisition of William Wilson & Associates ("WW&A") and related entities in December 1988 (the "Wilson Transaction"), (ii) the acquisition of nine properties and undeveloped parcel of land in October 1997 (the "DIHC Acquisition"), (iii) the public offerings of Cornerstone Common Stock in April 1997 and February 1998, (iv) the conversion of 8% Preferred Stock into Cornerstone Common Stock in July 1997,
(v) Cornerstone's repayment of a $32,500,000 term loan from Deutsche Bank in March 1997 and (vi) the acquisition of six properties and sale of one property in 1997 and 1998 (together with the DIHC Acquisition, the "Previous Property Transactions") as if they had occurred on January 1, 1997. The unaudited condensed consolidated pro forma balance sheet is presented as if the Wilson Transaction had occurred on September 30, 1998. The pro forma adjustments shown separately with respect to the Wilson Transaction include
(i) the issuance of shares of Cornerstone Common Stock and Units of limited partner interest in Cornerstone Properties Limited Partnership in connection with the Wilson Transaction (the "Wilson Issuance"), (ii) the issuance and sale of shares of Cornerstone Common Stock to Stichting Pensioenfonds Voor De Gezondheid, Geetselijke En Maatschappelijke Belangen to fund a portion of the cash consideration for the Wilson Transaction (the "PGGM Investment"), (iii) the incurrence of additional indebtedness under Cornerstone's bank credit facility to fund the Wilson Acquisition (the "Acquisition Credit Line"), (iv) the acquisition of 67 real estate properties in the Wilson Acquisition ("Property Acquisition I and II"), (v) the acquisition of the Pruneyard Hotel in the Wilson Acquisition (the "Pruneyard Hotel Acquisition") and (vi) the acquisition of the development, construction management, property management and leasing and tenant improvement services business of William Wilson & Associates in the Wilson Acquisition (the "William Wilson & Associates Acquisition").

            The unaudited condensed consolidated pro forma financial statements are not necessarily indicative of results of operations or the consolidated financial position that would have resulted had the aforementioned transactions been consummated at the dates indicated, nor are they intended to project Cornerstone's results of operations or consolidated financial position for any future period or date. The unaudited condensed consolidated pro forma financial statements should be read in conjunction with the audited and unaudited financial statements of Cornerstone previously filed with the Securities and Exchange Commission.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                             (Amounts in thousands)
                                   (UNAUDITED)

                                                                                            Funding
                                                                                              From         Property
                                                   Historical      Wilson        PGGM      Acquisition    Acquisition
                                                   Cornerstone    Issuance    Investment   Credit Line     I and II
                                                  --------------------------------------------------------------------
Assets
     Real estate investments                       $ 2,556,228    $      --    $      --    $      --    $ 1,771,219
     Less: Accumulated depreciation                    271,218           --           --           --             --
                                                  --------------------------------------------------------------------
     Real estate investments, net                    2,285,010           --           --           --      1,771,219
     Cash and cash equivalents                          30,566      537,346      200,000      534,473     (1,184,231)
     Other assets                                      220,002           --           --           --             --
                                                  --------------------------------------------------------------------
     Total assets                                  $ 2,535,578    $ 537,346    $ 200,000    $ 534,473    $   586,988
                                                  ====================================================================
Liabilities
     Long term debt                                $   849,554    $      --    $      --    $      --    $   586,988
     Other liabilities                                 211,318           --           --      534,473             --
                                                  --------------------------------------------------------------------
     Total liabilities                               1,060,872           --           --      534,473        586,988
                                                  --------------------------------------------------------------------
Minority interest in operating partnership              55,258      304,737           --           --             --
Minority interest in real estate joint ventures         14,811           --           --           --             --

Stockholders' investment                             1,404,637      232,609      200,000           --             --
                                                  --------------------------------------------------------------------
Total Liabilities and stockholders' investment     $ 2,535,578    $ 537,346    $ 200,000    $ 534,473    $   586,988
                                                  ====================================================================

                                                  The Pruneyard  William Wilson      (1)
                                                      Hotel       & Associates    Pro forma      Pro Forma
                                                   Acquisition    Acquisition    Adjustments    Cornerstone
                                                  ----------------------------------------------------------
Assets
     Real estate investments                       $  17,277        $      --     $  44,292     $ 4,389,016
     Less: Accumulated depreciation                       --               --            --         271,218
                                                  ----------------------------------------------------------
     Real estate investments, net                     17,277               --        44,292       4,117,798
     Cash and cash equivalents                       (12,088)         (55,500)      (20,000)         30,566
     Other assets                                         --           55,500            --         275,502
                                                  ----------------------------------------------------------
     Total assets                                  $   5,189        $      --     $  24,292     $ 4,423,866
                                                  ==========================================================
Liabilities
     Long term debt                                $   5,189        $      --     $  50,012     $ 1,491,743
     Other liabilities                                    --               --            --         745,791
                                                  ----------------------------------------------------------
     Total liabilities                                 5,189               --        50,012       2,237,534
                                                  ----------------------------------------------------------
Minority interest in operating partnership                --               --       (50,634)        309,361
Minority interest in real estate joint ventures           --               --        17,025          31,836

Stockholders' investment                                  --               --         7,889       1,845,135
                                                  ----------------------------------------------------------
Total Liabilities and stockholders' investment     $   5,189        $      --     $  24,292     $ 4,423,866
                                                  ==========================================================

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
              CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF INCOME
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
                  (Amounts in thousands, except per share data)
                                   (UNAUDITED)

                                                              (2)       Historical  Historical  Historical
                                                            Previous     Property      The       William       (3)
                                               Historical   Property    Acquisition Pruneyard    Wilson &    Pro Forma    Pro Forma
                                              Cornerstone  Transactions  I and II     Hotel     Associates  Adjustments  Cornerstone
                                              --------------------------------------------------------------------------------------
 Revenues
        Office and parking rentals             $ 159,828    $ 160,372    $180,975    $   --      $     --    $   9,273    $ 510,448
        Equity in earnings of unconsolidated
         entities                                     --       11,903          --        --          (105)       4,179       15,977
        Interest and other income                 14,083        9,504       1,388     4,932        51,751      (63,330)      18,328
                                              --------------------------------------------------------------------------------------
            Total revenues                       173,911      181,779     182,363     4,932        51,646      (49,878)     544,753
                                              --------------------------------------------------------------------------------------
 Expenses
        Building operating expenses               61,522       57,484      67,186     2,473            --       (2,473)     186,192
        Interest expense                          33,977       30,922          --       461           993       73,174      139,527
        Depreciation and amortization             30,978       25,721          --       350           477       41,033       98,559
        General and administrative                 7,564           --          --        --        14,065       (1,041)      20,588
        Other expenses                                --           --          --        --        32,227      (32,227)          --
                                              --------------------------------------------------------------------------------------
            Total expenses                       134,041      114,127      67,186     3,284        47,762       78,466      444,866
                                              --------------------------------------------------------------------------------------
 Other income (expenses)
       Net gain on interest rate swap                 99           --          --        --            --           --           99
       Minority interest in operating
        partnership                                   --           --          --        --            --      (13,796)     (13,796)
       Minority interest in real estate
        joint ventures                            (2,368)      (1,762)         --        --            --        1,039       (3,091)
                                              --------------------------------------------------------------------------------------
 Income (loss) before extraordinary loss       $  37,601    $  65,890    $115,177    $1,648      $  3,884    $(141,101)   $  83,099
                                              ======================================================================================
 Extraordinary loss                                  (54)          --          --        --            --           --          (54)
 Net income (loss)                             $  37,547    $  65,890    $115,177    $1,648      $  3,884    $(141,101)   $  83,045
                                              ======================================================================================
 Preferred dividends                              10,160           --          --        --            --       (6,660)       3,500
 Income available for common stockholders      $  27,387    $  65,890    $115,177    $1,648      $  3,884    $(134,441)   $  79,545
                                              ======================================================================================
 Income before extraordinary
   loss per share                              $    0.63                                                                  $    0.63
                                              ==========                                                                  ==========
 Income per share (basic and diluted)          $    0.63                                                                  $    0.63
                                              ==========                                                                  ==========
 Weighted shares outstanding-basic                43,572                                                                    127,160
                                              ==========                                                                  ==========
 Weighted shares outstanding-diluted              43,808                                                                    127,396
                                              ==========                                                                  ==========

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
              CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                  (Amounts in thousands, except per share data)
                                   (UNAUDITED)

                                                              (4)       Historical  Historical  Historical
                                                            Previous     Property      The       William       (5)
                                               Historical   Property    Acquisition Pruneyard    Wilson &    Pro Forma    Pro Forma
                                              Cornerstone  Transactions  I and II     Hotel     Associates  Adjustments  Cornerstone
                                              --------------------------------------------------------------------------------------
 Revenues
        Office and parking rentals             $ 239,767    $  10,291    $142,681    $   --      $     --    $   6,362    $ 399,101
        Equity in earnings of unconsolidated
         entities                                 10,150           --          --        --            --        3,958       14,108
        Interest and other income                  7,167          455       1,478     4,076        57,248      (51,296)      19,128
                                              --------------------------------------------------------------------------------------
            Total revenues                       257,084       10,746     144,159     4,076        57,248      (40,976)     432,337
                                              --------------------------------------------------------------------------------------
 Expenses
        Building operating expenses               87,847        3,144      49,232     1,962            --       (1,962)     140,223
        Interest expense                          47,724        2,205          --       212           262       54,127      104,530
        Depreciation and amortization             42,561        1,972          --       272           457       30,666       75,928
        General and administrative                 8,713           --          --        --        14,223       (1,346)      21,590
        Other expenses                                --           --          --        --        36,112      (36,112)          --
                                              --------------------------------------------------------------------------------------
            Total expenses                       186,845        7,321      49,232     2,446        51,054       45,373      342,271
                                              --------------------------------------------------------------------------------------
 Other income (expenses)
       Loss on sale of real estate assets         (2,324)       1,985          --        --            --           --         (339)
       Minority interest in operating
        partnership                               (1,426)          --          --        --            --      (13,458)     (14,884)
       Minority interest in real estate
        joint ventures                            (3,256)          --          --        --            --          275       (2,981)
                                              --------------------------------------------------------------------------------------
 Income (loss) before extraordinary loss       $  63,233    $   5,410    $ 94,927    $1,630      $  6,194    $ (99,532)   $  71,862
                                              ======================================================================================
 Extraordinary loss                               (2,269)          --          --        --            --           --       (2,269)
 Net income (loss)                             $  60,964    $   5,410    $ 94,927    $1,630      $  6,194    $ (99,532)   $  69,593
                                              ======================================================================================
 Preferred dividends                               2,625           --          --        --            --           --        2,625
 Income available for common stockholders      $  58,339    $   5,410    $ 94,927    $1,630      $  6,194    $ (99,532)   $  66,968
                                              ======================================================================================

 Net income per share                          $    0.59                                                                  $    0.53
                                              ==========                                                                  ==========
 Diluted net income per share                  $    0.59                                                                  $    0.53
                                              ==========                                                                  ==========
 Weighted shares outstanding-basic                98,312                                                                    127,945
                                              ==========                                                                  ==========
 Weighted shares outstanding-diluted              98,588                                                                    128,221
                                              ==========                                                                  ==========

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                              FINANCIAL STATEMENTS

1. Pro forma adjustments to the September 30, 1998 pro forma balance sheet are detailed below:

                                                       (a)                                             (c)
                                                   Joint Venture                    Estimated       Operating
                                                     Minority          (b)         Acquisition/    Partnership
                                                     Interest       Adjustment    Closing Costs  Minority Interest     Total
                                                   -----------------------------------------------------------------------------
Assets
     Real estate investments                       $50,079,784    $(25,787,368)    $20,000,000     $         --     $ 44,292,416
     Less: Accumulated depreciation                         --              --              --               --               --
                                                   -----------------------------------------------------------------------------
     Real estate investments, net                   50,079,784     (25,787,368)     20,000,000               --       44,292,416
     Cash and cash equivalents                              --              --     (20,000,000)              --      (20,000,000)
     Other assets                                           --              --              --               --               --
                                                   -----------------------------------------------------------------------------
     Total assets                                  $50,079,784    $(25,787,368)    $        --     $         --     $ 24,292,416
                                                   =============================================================================
Liabilities
     Long term debt                                $33,054,315    $ 16,957,292     $        --     $         --     $ 50,011,607
     Other liabilities                                      --              --              --               --               --
                                                   -----------------------------------------------------------------------------
     Total liabilities                              33,054,315      16,957,292              --               --       50,011,607
                                                   -----------------------------------------------------------------------------
Minority interest in operating partnership                  --     (17,665,885)             --      (32,968,000)     (50,633,885)
Minority interest in real estate joint ventures     17,025,469              --              --               --       17,025,469

Stockholders' investment                                    --     (25,078,775)             --       32,968,000        7,889,225
                                                   -----------------------------------------------------------------------------
Total liabilities and stockholders' investment     $50,079,784    $(25,787,368)    $        --     $         --     $ 24,292,416
                                                   =============================================================================

a. Pro forma adjustment for the minority interest in 120 Montgomery(33%) and One Post (50%).

b. Pro forma adjustments to reflect the accounting value of the assumed debt and equity issued. An adjustment has been recorded to recognize the difference between the stated value of the equity issued ($17.25/share) and the average price per share for the period surrounding the announcement of the Wilson Transaction ($16.25/share). Additionally, to reflect the premium on the debt assumed in The Property Acquisition I and II using a 6.90% interest rate.

c. Pro forma adjustment to reflect the minority interest (14.70%) in the operating partnership's (UPREIT) net assets as of September 30, 1998.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                              FINANCIAL STATEMENTS

2. Property transactions (excluding the Wilson Transaction) occurring after January 1, 1997 and their effect on the pro forma statement of income for the twelve months ended December 31, 1997 are as follows:

                                           ---------------------------------------------------------------------------------
                                           Acquisition      Acquisition         Disposition      Acquisition    Acquisition
Property                                   527 Madison          DIHC             The Frick       Sixty State    Corporate500
                                             Avenue          Properties          Building          Street          Centre
                                           ---------------------------------------------------------------------------------
Transaction date                             2/14/97          10/27/97            4/24/98         12/31/97         1/29/98
Transaction price
   (includes minority interest, if any)    $67,000,000    $ 1,083,197,000      $ 26,550,000     $221,000,000   $150,000,000
Debt assumed/incurred                               --        250,000,000                --       89,629,475     80,000,000
Weighted average interest rate on debt              --               7.45%               --             6.84%          6.63%


Office and parking rentals (a)             $ 1,412,000        110,476,000      $ (6,032,000)    $ 28,047,000   $ 21,227,000
Equity in earnings of
   unconsolidated entities (b)                      --                 --                --               --             --
Interest and other income (a)                   12,000          6,185,000           (63,000)       1,837,000      1,577,000
Building operating expenses (a)                623,000         39,344,000        (3,140,000)      12,476,000      6,776,000
Interest expense (c)                                --         15,257,192                --        6,070,000      5,304,000
Depreciation and amortization (d)              161,534         17,746,625          (786,000)       4,420,000      3,000,000
General and administrative                          --                 --                --               --             --
Minority interest in joint ventures (e)             --         (1,762,000)               --               --             --
                                           ---------------------------------------------------------------------------------

                                           ---------------------------------------------------------------------------------
                                           Acquisition      Acquisition     Acquisition     Adjustment
Property                                   One Memorial         201          Wilshire         Market
                                              Drive         California       Palisades       Square (b)        Total
                                           ---------------------------------------------------------------------------------
Transaction date                             4/28/98           6/3/98          6/3/98
Transaction price
   (includes minority interest, if any)    $112,500,000     $57,100,000     $64,603,000
Debt assumed/incurred                                --      33,292,000      31,319,000
Weighted average interest rate on debt               --            6.70%           6.70%

Office and parking rentals (a)             $ 12,832,000     $ 6,684,000     $ 8,588,000    $(22,862,000)    $ 160,372,000
Equity in earnings of
   unconsolidated entities (b)                       --              --              --      11,903,000        11,903,000
Interest and other income (a)                    33,000          48,000          40,000        (165,000)        9,504,000
Building operating expenses (a)               3,854,000       2,756,000       2,413,000      (7,618,000)       57,484,000
Interest expense (c)                                 --       2,218,752       2,071,578              --        30,921,522
Depreciation and amortization (d)             2,250,000       1,142,000       1,292,060      (3,506,000)       25,720,219
General and administrative                           --              --              --              --                --
Minority interest in joint ventures (e)              --              --              --              --        (1,762,000)
                                           ---------------------------------------------------------------------------------

a. Historical revenues and expenses from the properties from January 1, 1997 through the date of acquisition or December 31, 1997, whichever is earlier. Office and parking rentals include a pro forma straight line rent adjustment based on a lease reset date of January 1, 1997. For the pro forma disposition of the Frick building, actual revenue and expenses have been eliminated through December 31, 1997.

b. Market Square, a building purchased as part of the DIHC Acquisition, has been accounted for by the equity method of accounting. Market Square's revenue and expenses are included in the DIHC Properties column and reclassed into equity in earnings of unconsolidated entities in the adjustment column. Under the equity method, Cornerstone recognizes its economic share (100%) of Market Square's earnings and losses.

c. Pro forma adjustments for interest expense have been calculated for the period January 1, 1997 through the date of acquisition or December 31, 1997, whichever is earlier, based on the indicated assumed/incurred debt and weighted average interest rate. Included in the calculation is an adjustment for principal amortization, if any.

d. Pro forma adjustments for depreciation expense have been calculated for the period January 1, 1997 through the date of acquisition or December 31, 1997, whichever is earlier, based on estimated 80% allocation of the purchase price to depreciable assets over a 40 year life using the straight line method.

e. Represents the minority interest's share of net income in three buildings of the DIHC Acquisition.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                              FINANCIAL STATEMENTS

3. Pro forma adjustments for the twelve months ended December 31, 1997:

                                               -------------------------------------------------------------------------------------
Adjustment                                           Property         William Wilson     The Pruneyard           Commercial
                                               Acquisition I and II    & Associates          Hotel          Interior Contractors
                                               -------------------------------------------------------------------------------------
Acquisition price (includes minority interest)    $1,815,511,416        $55,500,000       $17,277,000
Debt assumed/incurred (including premium)            637,000,266                 na         5,189,000
Credit line financing                                534,472,946                 na                na
Weighted average interest rate on debt                      6.90%                                6.90%

Office and parking rentals                        $    9,273,000 (a)    $        --        $       --          $        --
Equity in earnings of unconsolidated entities                 --            105,120 (e)     1,650,696  (g)       2,422,773 (h)
Interest and other income                                     --           (641,090)(e)    (4,932,424) (g)     (35,818,572) (h)
Building operating expenses                                   --                 --        (2,473,000) (g)              --
Interest expense                                      75,123,385 (b)       (993,078)(e)      (461,017) (e)              --
Depreciation and amortization                         36,310,228 (c)      5,073,218 (f)      (350,021) (e)              --
General and administrative                                    --                 --                --           (1,041,000) (h)
Other expenses                                                --                 --                --          (32,227,285) (h)
Minority interest in operating partnership                    --                 --                --                   --
Minority interest in real estate joint ventures       1,039,000 (d)              --                --                   --
Preferred dividends                                           --                 --                --                   --
                                               -------------------------------------------------------------------------------------

                                               ----------------------------------------------------------------
                                                                                  UPREIT
Adjustment                                      Elimination        Other         Minority
                                                  Entry (i)    Adjustments (j)  Interest (k)         Total
                                               ----------------------------------------------------------------
Acquisition price (includes minority interest)
Debt assumed/incurred (including premium)
Credit line financing
Weighted average interest rate on debt

Office and parking rentals                     $         --     $        --     $         --     $  9,273,000
Equity in earnings of unconsolidated entities            --              --               --        4,178,589
Interest and other income                       (14,452,000)     (7,485,982)              --      (63,330,068)
Building operating expenses                              --              --               --       (2,473,000)
Interest expense                                         --        (495,156)              --       73,174,134
Depreciation and amortization                            --              --               --       41,033,425
General and administrative                               --              --               --       (1,041,000)
Other expenses                                           --              --               --      (32,227,285)
Minority interest in operating partnership               --              --      (13,796,000)     (13,796,000)
Minority interest in real estate joint ventures          --              --               --        1,039,000
Preferred dividends                                      --      (6,660,000)              --       (6,660,000)
                                               ----------------------------------------------------------------

a. Pro forma adjustment for the straight line rent adjustment based on a lease reset date of January 1, 1997.

b. Pro forma adjustments for interest expense have been calculated based on the indicated assumed/incurred debt and weighted average interest rate. Included in the calculation is an adjustment for principal amortization, if any. For the Property Acquisition I and II, interest expense was not calculated on estimated construction debt of $78,803,465. It is contemplated that the interest expense on this debt will be capitalized.

c. Pro forma adjustments for depreciation expense have been calculated based on 80% allocation of the purchase price to depreciable assets over a 40 year life using the straight line method.

d. Pro forma adjustments for the minority partners' share of net income in two buildings of the Property Acquisition I and II.

e. Represents the elimination of revenues and expenses not included as part of the Wilson Transaction.

f. Represents the elimination of historical depreciation expense and the pro forma adjustment for amortization expense based on the William Wilson & Associates purchase price. Amortization of the William Wilson & Associates purchase has been calculated over a 10 year life using the straight line method.

g. The investment in the Pruneyard Hotel will be accounted for under the equity method of accounting. Pro forma adjustments have been made to reflect Cornerstone's economic share (95%) of the interest and other income and building operating expenses of the Pruneyard Hotel. Additionally, the equity in earnings of unconsolidated entities includes pro forma adjustments for depreciation and interest expense.

h. The investment in Commercial Interior Contractors ("CIC"), the construction division of WW&A, will be accounted for under the equity method of accounting. Pro forma adjustments have been made to reflect Cornerstone's economic share (95%) of the interest and other income, other expenses and general and administrative expenses of CIC.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                              FINANCIAL STATEMENTS

i. Represents the elimination of fees earned by William Wilson & Associates from Property Acquisition I and II.

j. To eliminate interest income on excess cash presumed to have been used to fund the cash requirements of the property transactions. Additionally, to eliminate the interest expense incurred on temporary acquisition line financing presumed to have been funded by debt indicated in this footnote and footnote 2 and to eliminate the preferred dividends paid on Cornerstone's 8% Preferred Stock. The 8% Preferred Stock is presumed to have been converted into common stock on January 1, 1997.

k. Represents the minority holders' interest (14.70%) in the operating partnership in the pro forma net income (before this adjustment) available to common stockholders.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                              FINANCIAL STATEMENTS

4. Property transactions (excluding the Wilson Transaction) occurring after January 1, 1998 and their effect on the pro forma statement of income for the nine months ended September 30, 1998 are as follows:

                                              --------------------------------------------------------------------------------------
                                               Disposition   Acquisition    Acquisition    Acquisition   Acquisition
Property                                        The Frick    Corporate500   One Memorial      201          Wilshire
                                                 Building      Centre          Drive       California      Palisades      Total
                                              --------------------------------------------------------------------------------------
Transaction date                                 4/24/98       1/29/98         4/28/98       6/3/98         6/3/98
Transaction price
   (includes minority interest, if any)       $ 26,550,000   $150,000,000   $112,500,000   $57,100,000   $64,603,000
Debt assumed/incurred                                 --       80,000,000           --      33,292,000    31,319,000
Weighted average interest rate on debt                --             6.63%          --            6.70%         6.70%

Office and parking rentals (a)                $ (1,867,000)  $  1,466,000   $  4,450,000   $ 2,784,000   $ 3,458,000   $10,291,000
Interest and other income (a)                       (2,000)       404,000         24,000        17,000        12,000       455,000
Building operating expenses (a)                 (1,041,000)       781,000      1,285,000     1,154,000       965,000     3,144,000
Interest expense (b)                                  --          406,882           --         927,635       870,315     2,204,832
Depreciation and amortization (c)                     --          230,137        721,233       478,701       541,603     1,971,674
General and administrative                            --             --             --            --            --            --
Loss on sale of real estate                      1,985,000           --             --            --            --       1,985,000
                                              --------------------------------------------------------------------------------------

a. Historical revenues and expenses from the properties from January 1, 1998 through the date of acquisition. Office and parking rentals include pro forma straight line rent adjustments based on a lease reset date of January 1, 1997. For the pro forma disposition of the Frick building, actual revenue and expenses have been eliminated through the date of disposition.

b. Pro forma adjustments for interest expense have been calculated for the period January 1, 1998 through the date of acquisition, based on the indicated assumed/incurred debt and weighted average interest rate. Included in the calculation is an adjustment for principal amortization, if any.

c. Pro forma adjustments for depreciation expense have been calculated for the period January 1, 1998 through the date of acquisition, based on estimated 80% allocation of the purchase price to depreciable assets over a 40 year life using the straight line method.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                              FINANCIAL STATEMENTS

5. Pro forma adjustments for the nine months ended September 30, 1998:

                                               -------------------------------------------------------------------------------------
Adjustment                                           Property         William Wilson     The Pruneyard            Commercial
                                               Acquisition I and II    & Associates          Hotel          Interior Contractors
                                               -------------------------------------------------------------------------------------
Acquisition price (includes minority interest)    $1,815,511,416        $55,500,000       $17,277,000
Debt assumed/incurred (including premium)            637,000,266                 na         5,189,000
Credit line financing                                534,472,946                 na                na
Weighted average interest rate on debt                      6.90%                                6.90%

Office and parking rentals                        $ 6,362,000 (a)       $        --       $        --         $         --
Equity in earnings of unconsolidated entities              --                    --         1,495,522 (g)        2,462,631 (h)
Interest and other income                                  --              (595,819) (e)   (4,076,000) (g)     (40,050,243) (h)
Building operating expenses                                --                    --        (1,962,000) (g)              --
Interest expense                                   55,939,581 (b)          (262,000) (e)     (212,000) (e)              --
Depreciation and amortization                      27,232,671 (c)         3,705,500 (f)      (272,000) (e)              --
General and administrative                                 --                    --                --           (1,346,000) (h)
Other expenses                                             --                    --                --          (36,112,000) (h)
Minority interest in operating partnership                 --                    --                --                   --
Minority interest in real estate joint ventures       275,000 (d)                --                --                   --
Preferred dividends                                        --                    --                --                   --
                                               -------------------------------------------------------------------------------------

                                               ----------------------------------------------------------------
                                                                                  UPREIT
Adjustment                                      Elimination        Other         Minority
                                                  Entry (i)    Adjustments (j)  Interest (k)         Total
                                               ----------------------------------------------------------------
Acquisition price (includes minority interest)
Debt assumed/incurred (including premium)
Credit line financing
Weighted average interest rate on debt

Office and parking rentals                     $        --      $        --     $         --     $  6,362,000
Equity in earnings of unconsolidated entities           --               --               --        3,958,153
Interest and other income                       (6,151,000)        (422,976)              --      (51,296,038)
Building operating expenses                             --               --               --       (1,962,000)
Interest expense                                        --       (1,338,718)              --       54,126,863
Depreciation and amortization                           --               --               --       30,666,171
General and administrative                              --               --               --       (1,346,000)
Other expenses                                          --               --               --      (36,112,000)
Minority interest in operating partnership              --               --      (13,458,000)     (13,458,000)
Minority interest in real estate joint ventures         --               --               --          275,000
Preferred dividends                                     --               --               --               --

a. Pro forma adjustment for the straight line rent adjustment based on a lease reset date of January 1, 1997.

b. Pro forma adjustments for interest expense have been calculated based on the indicated assumed/incurred debt and weighted average interest rate. Included in the calculation is an adjustment for principal amortization, if any. For the Property Acquisition I and II, interest expense was not calculated on estimated construction debt of $78,803,465. It is contemplated that the interest expense on this debt will be capitalized.

c. Pro forma adjustments for depreciation expense have been calculated based on 80% allocation of the purchase price to depreciable assets over a 40 year life using the straight line method.

d. Pro forma adjustments for the minority partners' share of net income in two buildings of the Property Acquisition I and II.

e. Represents the elimination of revenues and expenses not included as part of the Wilson Transaction.

f. Represents the elimination of historical depreciation expense and the pro forma adjustment for amortization expense based on the William Wilson & Associates purchase price. Amortization of the William Wilson & Associates purchase has been calculated over a 10 year life using the straight line method.

g. The investment in the Pruneyard Hotel will be accounted for under the equity method of accounting. Pro forma adjustments have been made to reflect Cornerstone's economic share (95%) of the interest and other income and building operating expenses of the Pruneyard Hotel. Additionally, the equity in earnings of unconsolidated entities includes pro forma adjustments for depreciation and interest expense.

h. The investment in CIC, the construction division of WW&A, will be accounted for under the equity method of accounting. Pro forma adjustments have been made to reflect Cornerstone's economic share (95%) of the interest and other income, other expenses and general and administrative expenses of CIC.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                              FINANCIAL STATEMENTS

i. Represents the elimination of fees earned by William Wilson & Associates from Property Acquisition I and II.

j. To eliminate interest income on excess cash presumed to have been used to fund the cash requirements of the property transactions. Additionally, to eliminate the interest expense incurred on temporary acquisition line financing presumed to have been funded by debt indicated in this footnote and footnote 4 and to eliminate the preferred dividends paid on Cornerstone's 8% Preferred Stock. The 8% Preferred Stock is presumed to have been converted into common stock on January 1, 1997.

k. Represents the minority holders' interest (14.70%) in the operating partnership in the pro forma net income (before this adjustment) available to common stockholders.